                                                       Deutsche Asset Management

                                   Mutual Fund
                                   Prospectus

                                                 August 10, 2001
                                                 as revised October 12, 2001

                                                 Deutsche VIT Funds

Deutsche VIT

Nasdaq-100 Index Fund



[Like shares of all mutual funds, these         A Member of the            LOGO
securities have not been approved or            Deutsche Bank Group
disapproved by the Securities and Exchange
Commission nor has the Securities and
Exchange Commission passed upon the
accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.]

Overview

                          of the Nasdaq-100 Index Fund

     Goal: The Fund seeks to match, as closely as possible, before expenses, the performance of the Nasdaq-100 Index(R).

     Core Strategy: The Fund attempts to invest in stocks and other securities that are representative of the Nasdaq-100 Index as a whole.


INVESTMENT POLICIES AND STRATEGIES

The Fund seeks to match, before expenses, the risk and return characteristics of the Nasdaq-100 Index. The Fund will invest primarily in common stocks of companies that comprise the Nasdaq-100 Index, in approximately the same weightings as the Nasdaq-100 Index. The Fund may also use derivative instruments, such as stock index futures contracts and options relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. However, the composition of the Nasdaq-100 Index and the Fund may occasionally diverge.

Callout: The Nasdaq-100 Index is a modified capitalization-weighted index composed of equity securities of 100 of the largest non-financial domestic and international companies listed on The Nasdaq Stock Market, Inc. It is a model, not an actual portfolio.

Nasdaq-100 Index Fund

Overview of the Nasdaq-100 Index Fund

Goal..........................................................................
Core Strategy.................................................................
Investment Policies and Strategies............................................
Principal Risks of Investing in the Fund......................................
Who Should Consider Investing in the Fund.....................................
Performance...................................................................

A Detailed Look at the Nasdaq-100 Index Fund

Objective.....................................................................
Index.........................................................................
Investing Versus Active Management............................................
Strategy......................................................................
Principal Investments.........................................................
Investment Process............................................................
Other Investments.............................................................
Risks.........................................................................
Information Regarding the Index...............................................
Management of the Fund........................................................
Calculating the Fund's Share Price............................................
Dividends and Distributions...................................................
Tax Considerations............................................................
Buying and Selling Share......................................................
Financial Highlights..........................................................

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PRINCIPAL RISKS OF INVESTING IN THE FUND

An investment in the Fund could lose money, or the Fund's performance could trail that of other investments. For example:

 .     Stocks held by the Fund could perform poorly.

 .     Stocks could decline generally or could underperform other investments.

 .     The Fund could suffer losses if its futures and options positions are not well correlated with the securities for which they are acting as a substitute or if the Fund cannot close out its positions.

Beyond the risks common to all stock investing, an investment in the Fund could also lose money or underperform alternative investments as a result of risks related to the Fund's investment style. For example:

 .     Because the Fund invests in the securities that comprise the Nasdaq-100
      Index, which tends to be heavily concentrated in technology companies, regulatory or technological change in the technology sector may affect the Fund.

 .     The Fund's value may fluctuate more than that of diversified investment portfolios.

 .     Returns on large US companies' stocks, in which the Fund invests, could trail the returns from stocks of medium or small companies. Each type of stock tends to go through cycles of overperformance and underperformance in comparison to the overall stock market.

 .     The Fund may not be able to track closely the performance of the
      Nasdaq-100 Index for a number of reasons, including the Fund's cost of buying and selling securities, the flow of money into and out of the Fund and the underperformance of stocks selected by the Fund's investment adviser.

 .     Because techniques which non-index funds use to reduce the risk of loss may not be commonly used by the Fund, the Fund may perform more poorly than a more actively managed fund in the event of a general market decline.

WHO SHOULD CONSIDER INVESTING IN THE FUND

The Fund sells its shares only to separate accounts of various insurance companies and certain tax-qualified plans (the `Companies'). Shares are available to the public through the purchase of certain variable annuity and variable life insurance contracts (`Contract(s)') issued by the Companies. As a Contract owner, your premium payments are allocated to the Fund through these separate accounts in accordance with your Contract. Please see the Contract prospectus that accompanies this Prospectus for a detailed explanation of your Contract.

You should consider investing in the Fund if you are seeking the following:

 .     capital appreciation over the long term;

 .     exposure to the equity market as represented primarily by companies in the
      US; and

 .     investment returns that track the performance of the Nasdaq-100 Index.

There is, of course, no guarantee that the Fund will realize its goals.

You should not consider investing in the Fund if you are:

 .     pursuing a short-term financial goal;

 .     seeking regular income and stability of principal;

 .     unable to tolerate fluctuations in the value of your investments;

 .     seeking to outperform the Nasdaq-100 Index;

 .     unwilling to take greater risk for long-term goals; or

 .     seeking an investment that provides tax-free income.

Please bear in mind that there are important differences between funds available to any investor (a Retail Fund) and those that are only available through certain financial institutions, such as insurance companies and tax-qualified plans. For example, Retail Funds, unlike the Fund, are not sold to insurance company separate accounts to support investments in variable insurance contracts. In addition, the investment objectives, policies and strategies of the Fund, while similar to those of a Retail Fund, are not identical. Retail Funds may be smaller or larger than the Fund and have different expense ratios than the Fund. As a result, the performance of the Fund and a Retail Fund will differ.

The Fund by itself does not constitute a balanced investment program. It can, however, afford exposure to investment opportunities not available to an investor in small- and medium-sized company stocks. Diversifying your investments may improve your long-run investment return and lower the volatility of your overall investment portfolio.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Callout:  A Note on Fees

As an investor in the Fund, you would incur various operating costs, including management expenses. You also would incur fees associated with the Contracts you purchase. Detailed information about the cost of investing in the Fund is presented in the accompanying prospectus for the Contracts through which the Fund's shares are offered to you.

PERFORMANCE

The Fund has no operating history prior to the date of this Prospectus.

The table below shows the year-end value and the total return of the Nasdaq-100 Index for each of the ten years ended December 2000. Investors should note that the figures below represent past performance of the Index and not the Index's future performance or the performance of the Fund, which includes certain fees and expenses. These fees and expenses will be reflected in the Fund's results. Past performance is not a guarantee of future results.

---------------------------------------------------------------------------
        Year            Year-End Index Value*       Annual Returns**
---------------------------------------------------------------------------
        1991                   330.86                    64.99%
---------------------------------------------------------------------------
        1992                   360.19                     8.86%
---------------------------------------------------------------------------
        1993                   398.28                    10.58%
---------------------------------------------------------------------------
        1994                   404.27                     1.50%
---------------------------------------------------------------------------
        1995                   576.23                    42.54%
---------------------------------------------------------------------------
        1996                   821.36                    42.54%
---------------------------------------------------------------------------
        1997                   990.80                    20.63%
---------------------------------------------------------------------------
        1998                  1,836.01                   85.31%
---------------------------------------------------------------------------
        1999                   3707.83                   101.95%
---------------------------------------------------------------------------
        2000                   2341.70                   -36.84
---------------------------------------------------------------------------

*Adjusted to reflect that the Nasdaq-100 Index level was halved on January 3, 1994 and does not reflect reinvestment of dividends.

**Calculated from the year-end values and does not reflect reinvestment of dividends.

A detailed look
--------------------------------------------------------------------------------

at the Nasdaq-100 Index Fund

OBJECTIVE

The Fund seeks to match, as closely as possible, before the deduction of expenses, the performance of the Nasdaq-100 Index.

The Fund invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of its objective. While we give priority to matching the Index's performance, we cannot offer any assurance of achieving this objective. The Fund's objective is not a fundamental policy. We must notify shareholders before we change it, but we are not required to seek their approval to do so.

INDEX INVESTING VERSUS ACTIVE MANAGEMENT

Active management involves the investment adviser buying and selling securities based on research and analysis. Unlike a fund that is actively managed, an index fund tries to match, as closely as possible, the performance of a target index by holding either all, or a representative sample, of the securities in the index. Indexing appeals to many investors for the following reasons:

 .     indexing provides simplicity because it is a straightforward market-matching strategy;

 .     index funds generally provide diversification by investing in a wide variety of companies and industries;

 .     an index fund's  performance is predictable  in that the Fund's value is expected to move in the same  direction,  up or down, as the target index;

 .     index funds tend to have lower costs because they do not have many of the expenses of actively managed funds, such as research; and

 .     index funds generally realize low capital gains.

An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. An index is a passive measure of stock market returns. It does not factor in the costs of buying, selling and holding stocks. An index fund has operating expenses and transaction costs that the index does not have and these costs are reflected in the index fund's results. Therefore, while the Fund will attempt to track the Nasdaq-100 Index as closely as possible, it is unlikely to match its performance exactly.

STRATEGY

The Nasdaq-100 Index Fund will pursue its objective by investing primarily in the securities of the companies included in the benchmark and derivative instruments, such as futures contracts and options, relating to the benchmark. The Fund's investment adviser will use quantitative analysis techniques to structure the Fund to obtain a high correlation to the Nasdaq-100 Index, while remaining as fully invested as possible in all market environments. To attempt to match the risk and return characteristics of the Nasdaq-100 Index as closely as possible, the Fund may invest in a statistically selected sample of the securities found in the Nasdaq-100 Index, using a process known as `optimization.' This process selects stocks for the Fund so that industry weightings, market capitalizations and fundamental characteristics (price-to-book ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely match those of the securities in the Nasdaq-100 Index. Over the long term, the investment adviser seeks a high correlation between the performance of the Fund, before expenses, and the Nasdaq-100 Index. The Fund may also hold assets in short-term debt securities and money market instruments. The correlation of the Fund's performance to that of the Nasdaq-100 Index should increase as the Fund grows.

PRINCIPAL INVESTMENTS

Under normal circumstances, the Fund intends to invest at least 80% of its assets in stocks of companies included in the Nasdaq-100 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the Nasdaq-100 Index. The Fund's securities are weighted to attempt to make the Fund's total investment characteristics similar to those of the Nasdaq-100 Index as a whole. The investment adviser may remove or exclude any Nasdaq-100 Index stock from the Fund if the investment adviser believes that the stock is illiquid or that the merit of the investment has been impaired by financial conditions or other extraordinary events. At times, the investment adviser may purchase a stock not included in the Nasdaq-100 Index when it is believed to be a cost-efficient way of approximating the Index's performance, for example, in anticipation of a stock being added to the Index. The Fund may also hold assets in short-term debt securities and money market instruments.

INVESTMENT PROCESS

In an effort to run an efficient and effective strategy, the Fund may use the process of `optimization,' a statistical sampling technique. First, the Fund buys the stocks that make up the larger portions of the Nasdaq-100 Index's value in roughly the same proportion as the Nasdaq-100 Index. Second, the smaller stocks in the Nasdaq-100 Index are analyzed and selected based on liquidity. In choosing smaller stocks, the Fund's investment adviser tries to match the industry and risk characteristics of all of the smaller companies in the Nasdaq-100 Index.

Callout: Portfolio Turnover. The portfolio turnover rate measures the frequency with which the Fund sells and replaces its securities within a given period.

OTHER INVESTMENTS

The Fund may invest in various instruments commonly known as `derivatives' to protect its assets or increase its exposure to an asset class. The Fund primarily uses futures, options, options on futures and options on stocks and index futures, swaps. The investment adviser may use derivatives in circumstances where the investment adviser believes they offer an economical means of gaining exposure to a particular asset class. The Fund may also invest in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market. Callout: Generally, a derivative is a financial arrangement that derives its value from a traditional security (like a stock or bond), asset or index.

Callout: Futures and options are used as low-cost methods for gaining or reducing exposure to a particular securities or currency market without investing directly in those securities.

RISKS

Below we set forth some of the prominent risks associated with investing in general and with index investing. Although we attempt both to address the likelihood that these risks may actually occur and to limit them, we cannot guarantee that we will succeed.

Primary Risks

Market Risk. Deteriorating market conditions might cause an overall weakness in the market that reduces the absolute level of stock prices in that market, including stocks held by the Fund. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a company's operations. Stock prices tend to go up and down more than bond prices.

Stock Selection Risk. A risk that pervades all investing is the risk that the securities held by the Fund will decline in value.

Tracking Error Risk. There are several reasons that the Fund's performance may not match the Nasdaq-100 Index exactly:

 .    Unlike the Nasdaq-100 Index, the Fund incurs administrative expenses and transaction costs in trading stocks.

 .    The composition of the Nasdaq-100 Index and the stocks held by the Fund may occasionally diverge.

 .    The timing and magnitude of cash inflows from investors buying shares could create large balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require large ready reserves of uninvested cash. Either situation would likely cause the Fund's performance to deviate from the `fully invested' Nasdaq-100 Index.

Concentration Risk. The Fund concentrates its investments in securities that comprise the Nasdaq-100 Index. Thus, to the extent the Index is at any time heavily concentrated in an industry or sector, the Fund will likely also be heavily concentrated in the industry or sector. For instance, the stocks that currently make up the Index are heavily weighted in the technology sector and stocks of companies in this sector will represent a correspondingly large component of the

Fund's investment assets. As a result, market price movements, regulatory or technological changes, or economic conditions affecting companies in this sector will have a significant impact on the Fund's performance.

Growth Company Risk. The prices of growth companies held by the Fund may fall to a greater extent than the overall equity markets because of changing economic, political or market factors. Growth company securities tend to be more volatile in terms of price swings and trading volume. Growth companies, especially technology related companies, have in the past seen dramatic rises in stock valuations. The Fund may have the risk that the market may deem the stock prices of these companies overvalued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in price declines.

Non-Diversification Risk. The Fund is non-diversified. This means that a relatively high percentage of its assets may be invested in a few issuers. Thus, the performance of one or a small number of portfolio holdings can affect the overall performance more than if the Fund were diversified. Currently, a few individual securities (for example, Microsoft Corporation and Intel Corporation) represent a highly concentrated weighting in the Index. Because a relatively high percentage of the Fund's total assets may be invested in the securities of a single issuer or a limited number of issuers, the Fund may be more sensitive to changes in the market value of a single issuer, a limited number of issuers, or large companies in general. This may increase the volatility of the Fund's performance because the Fund may be more susceptible to risks associated with a single economic, political or regulatory event than a diversified fund.

Futures and Options Risk. The Fund may invest, to a limited extent, in stock index futures or options, which are types of derivatives. The Fund will not use these derivatives for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. The Fund may use derivatives in circumstances where the investment adviser believes they offer an economical means of gaining exposure to a particular asset class or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. Risks associated with derivatives include:

 .    the derivative is not well correlated with the security, index or currency for which it is acting as a substitute;

 .    derivatives used for risk management may not have the intended effects and may result in losses or missed opportunities; and

 .    the risk that the Fund cannot sell the derivative because of an illiquid secondary market.

Secondary Risks

Pricing Risk. The Fund values its securities at their stated market value if price quotations are readily available and reliable and, if not, by the method that most accurately reflects their current worth under procedures adopted in good faith by and under the general supervision of the Board of Trustees. This procedure implies an unavoidable risk, the risk that the prices are higher or lower than the prices that the securities might actually command if the Fund sold them. If the Fund values the securities too highly, you may end up paying too much for Fund shares when you buy. If the Fund underestimates their price, you may not receive the full market value for Fund shares when you sell.

Small- and Medium-Sized Company Risk. To the extent that the Fund invests in small- and medium-sized companies, it will be more susceptible to share price fluctuations--down as well as up--than stocks of larger companies. A shortage of reliable information--the same information gap that creates opportunity--can also pose added risk. Industry-wide reversals may have a greater impact on small- and medium-sized companies since they lack a large company's financial resources. Finally, stocks of small- and medium-sized companies are typically less liquid than stocks of large companies. Particularly when they are performing poorly, a small company's shares may be more difficult to sell.

Credit Risk. Credit risk is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract or a securities loan, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Since the Fund may invest in derivatives, it is subject to such risks. Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these illiquid securities at the best prices. Investments in derivatives and securities involving small market capitalization, substantial market risk and /or substantial credit risk tend to involve greater liquidity risk.

Leveraging Risk. If the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may take on leveraging risk by investing collateral from securities loans, by using derivatives and by borrowing money to repurchase shares or to meet redemption requests.

INFORMATION REGARDING THE INDEX

     The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc.(including its affiliates) (Nasdaq, with its affiliates, are referred to as the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. The Corporations make no representation or warranty, express or implied to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the Nasdaq-100 Index(R) to track general stock market performance. The Corporations' only relationship to Deutsche Asset Management, Inc. (Licensee) is in the licensing of the Nasdaq-100(R), Nasdaq-100 Index(R), and Nasdaq(R) trademarks or service marks, and certain trade names of the Corporations and the use of the Nasdaq-100 Index(R) which is determined, composed and calculated by Nasdaq without regard to Licensee or the Fund.

     Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Nasdaq-100 Index(R). The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Fund to be issued or in the determination or calculation of the equation by which the Fund is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Fund.

     THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 INDEX(R) OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

MANAGEMENT OF THE FUND

Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Fund Management, Inc., Bankers Trust Company, Deutsche Banc Alex. Brown Inc, Deutsche Asset Management, Inc. (`DeAM, Inc.') and Deutsche Asset Management Investment Services Limited.

Board of Trustees. The Fund's shareholders, voting in proportion to the number of shares each owns, elect a Board of Trustees, and the Trustees supervise all the Fund's activities on their behalf. The separate accounts of the Companies are the shareholders of record of the Fund's shares. Any reference to the shareholder in this Prospectus technically refers to the Companies' separate accounts and not to you, the Contract owner.

Investment Adviser. Under the supervision of the Board of Trustees, DeAM, Inc., with headquarters at 130 Liberty Street, New York, NY 10006, acts as investment adviser for the Fund. As investment adviser, DeAM, Inc. makes the Fund's investment decisions. It buys and sells securities for the Fund and conducts the research that leads to the purchase and sale decisions. DeAM, Inc. is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges. DeAM, Inc. is entitled to receive a fee of 0.30% of the Fund's average daily net assets for its investment advisory services.

DeAM, Inc. is an indirect wholly-owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

DeAM, Inc. provides a full range of international investment advisory services to institutional clients. As of March 31, 2001, it managed approximately $17 billion in assets.

CALCULATING THE FUND'S SHARE PRICE

The Fund calculates the price of its shares (also known as the `net asset value' or `NAV') in accordance with the standard formula for valuing mutual fund shares at the close of trading on the New York Stock Exchange each day the New York Stock Exchange is open for business.

The formula for calculating the Fund's net asset value calls for deducting all of the liabilities of the Fund's class of shares from the total value of its assets--the market value of the securities it holds, plus its cash reserves--and dividing the result by the number of outstanding shares of that class. The Fund values its securities at their stated market value if price quotations are readily available and reliable. When price quotations for a particular security are not readily available or may be unreliable, the Fund determines its value by the method it believes most accurately reflects its fair value under procedures adopted in good faith by and under the general supervision of the Board of Trustees.

Prices for securities that trade on foreign exchanges can change significantly on days when the New York Stock Exchange is closed and you cannot buy or sell Fund shares. Price changes in securities the Fund owns may ultimately affect the price of Fund shares the next time the net asset value is calculated.

The Fund uses a forward pricing procedure. Therefore, the price at which you buy or sell shares is based on the next calculation of the net asset value after the order is received by the Fund or your broker.

CALLOUT: The New York Stock Exchange is open every week, Monday through Friday, except when the following holidays are celebrated: New Year's Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents' Day (the third Monday in February), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. On days when the New York Stock Exchange closes early the Fund will calculate its net asset value at the time of closing.

DIVIDENDS AND DISTRIBUTIONS

If the Fund earns net investment income or recognizes net capital gains, its policy is to distribute to the Companies' separate accounts substantially all of that income and capital gain at least annually. These distributions are automatically made in the form of additional shares of the Fund and not cash, unless a Company elects to have distributions made in cash. The result of automatic reinvestment of distributions is that the Fund's performance, including the effect of dividends, is reflected in the cash value of the Contracts you own. Please see the Contract prospectus accompanying this Prospectus for more information.

TAX CONSIDERATIONS

The following summary is based on current laws that may change. The tax considerations for taxable accounts and non-US investors may be different. Because tax circumstances for each investor are unique and tax laws are subject to change, you should consult with your tax advisor before investing.

Because shares of the Fund may be purchased only through Contracts, any income dividends or capital gains distributions from the Fund are taxable, if at all, to the participating Companies and will be exempt from current taxation of the Contract owner if left to accumulate within the Contract. Please see the Contract prospectus accompanying this Prospectus for a description of the Fund's federal tax impact on you as a Contract owner.

BUYING AND SELLING SHARES

The Fund does not sell its shares directly to the public. The Fund continuously sells its shares to each Company's separate accounts, without a sales charge, at the next calculated net asset value per share determined after a proper purchase order is placed with the Company. The Company offers to Contract owners units in its separate accounts, which directly correspond to shares in the Fund. Each Company submits purchase and redemption orders to the Fund based on allocation instructions for premium payments, transfer instructions and surrender or partial withdrawal requests of their Contract owners, as set forth in the accompanying prospectus for the Contracts. Redemption orders are effected at the next calculated net asset value per share determined after a proper redemption order is placed with the Company.

Please see the Contract prospectus that accompanies this Prospectus for a detailed description of your Contract and its allocation to the Fund, transfer and withdrawal provisions.

FINANCIAL HIGHLIGHTS

Because the Fund has not yet commenced operations, it has no financial performance information to present to you in this Prospectus.

You can find more detailed information about the Fund in the current Statement of Additional Information, dated August 10, 2001, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into this Prospectus. To receive your free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have questions about investing in the Fund, call the customer service center at the telephone number shown in the accompanying Contract prospectus.

You can find reports and other information about the Fund on the EDGAR Database on the SEC's website (http://www.sec.gov), or you can get copies of this information, after payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC,
------------------
Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-942-8090.





Nasdaq-100 Index Fund
Deutsche Asset Management VIT Funds

                                                             CUSIP # 251/512/869
                                                              VITN100PRO (10/01)
                                                                       811-07507